PROSPECTUS 9/30/2017	Jensen Quality Value Fund

	Class J Shares JNVSX	Class I Shares JNVIX

The Securities and Exchange Commission has not approved or
disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Prospectus	September 30, 2017

Jensen Quality Value Fund

Class J Shares
Class I Shares

a series of Trust for Professional Managers (the “Trust”)
615 East Michigan Street
Milwaukee, WI 53202
800-992-4144
www.jenseninvestment.com

1

Summary Section

Investment Objective
The objective of the Jensen Quality Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I
Management Fees	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees (Class J)	0.25%	None
Shareholder Servicing Fee (Class I)	None	0.10%
Other Expenses[1]	0.68%	0.61%
Total Annual Fund Operating Expenses	1.58%	1.36%
Fee Waiver/Expense Reimbursements	-0.53%	-0.46%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursements[2]	1.05%	0.90%
1.	Other Expenses include custodian, transfer agency and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses.
2.
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest on short positions, brokerage commissions, and extraordinary expenses), do not exceed 0.80% of the Fund’s average net assets through September 30, 2018.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through September 30, 2018.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$107	$447	$810	$1,833
Class I	$92	$385	$701	$1,595

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs, and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  For the year ended May 31, 2017, the Fund’s portfolio turnover rate was 71.33% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s investment strategy seeks to identify companies the Adviser deems to be undervalued.  To achieve its objective, the Fund invests in equity securities of companies that satisfy the investment criteria described below.  These companies are selected from a universe of all publicly traded U.S. companies that, as determined by the Adviser, have produced long-term records of consistently high returns on shareholder equity.  In order to qualify for this universe, each company must have a market capitalization of $100 million or more, and a return on equity of 15% or greater in each of the last ten years as determined by the Adviser and may include companies with negative equity resulting from debt-financing of large share repurchases.  Equity securities in which the Fund may invest as a principal strategy consist primarily of common stocks of small- and mid-cap U.S. companies.  For purposes of the Fund, the Adviser considers a company to be a small- or mid-cap company if it has a market capitalization no larger than the largest capitalization company included in the Russell Midcap® Index at the time of the Fund’s investment.  The Adviser determines the companies that qualify for inclusion in the Fund's investable universe on at least an annual basis.

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The Fund’s investment strategy is based on applying fundamental analysis and valuation models to this select universe of companies in order to identify investment opportunities.  The valuation models are rooted in fundamentals-based investment principles.

The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective.  In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria described above for inclusion in the universe of companies in which the Fund may invest.  In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.  The Adviser may from time to time engage in active trading of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in this Fund are:

+	Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

+	Management Risk
The investment process used by the Adviser, including the Adviser’s valuation models, to select securities for the Fund’s investment portfolio may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

+	Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of at least 15% per year for each of the prior 10 years.  Because of the relatively limited number of companies that have achieved this strong level of consistent, long term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

+	Small-, Mid- and Micro-Cap Company Risk
The securities of small-cap, mid-cap and micro-cap companies may be more volatile and less liquid than the securities of large-cap companies.

+	Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance information, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.jenseninvestment.com, or by calling the Fund toll-free at 800-992-4144.

Prospectus	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class J Shares1
Calendar Year Returns as of December 31

[1]	The returns in the bar chart are for the Class J shares. The performance of Class I shares will differ due to differences in expenses.

The Fund’s calendar year-to-date return for Class J shares as of June 30, 2017 was 5.86%.  During the period of time shown in the bar chart, the Fund’s highest quarterly return was 15.40% for the quarter ended March 31, 2013, and the lowest quarterly return was -13.99% for the quarter ended September 30, 2011.

Average Annual Total Returns For the Periods Ended December 31, 2016	One Year	Five Year	Since Inception 3/31/2010
Class J Shares
Return Before Taxes	15.80%	12.24%	9.77%
Return After Taxes on Distributions	15.42%	9.85%	7.82%
Return After Taxes on Distributions and Sale of Fund Shares	9.24%	9.26%	7.44%
Class I Shares
Return Before Taxes	16.01%	12.40%	9.94%
Russell 2500® Total Return Index* (reflects no deductions for fees, expenses, or taxes)	17.59%	14.54%	12.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown for the Class J shares only and after-tax returns for the Class I shares will vary.

Management
Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment committee, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Eric H. Schoenstein	Since 2010	Vice President and Managing Director
Kurt M. Havnaer	Since 2010	Portfolio Manager
Allen T. Bond	Since 2011	Vice President and Managing Director
Kevin J. Walkush	Since 2011	Portfolio Manager
Adam D. Calamar	Since 2013	Portfolio Manager

All members of the Fund’s portfolio management team share responsibility in managing the Fund and making decisions regarding the Fund’s investments.

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Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Jensen Quality Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by telephone at 800-992-4144, on any day the New York Stock Exchange (“NYSE”) is open for trading, or by wire.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in Class J shares of the Fund is $2,500 and Class I shares of the Fund is $250,000.  Subsequent investments in Class J and Class I shares may be made with a minimum investment amount of $100.

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser.  Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

Prospectus	Jensen Quality Value Fund	5

Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The Fund’s investment objective is long-term capital appreciation.  The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Fund’s approach to investing focuses on those companies with a record of achieving a high level of business performance over the long term and which are, in the opinion of the Adviser, well positioned to continue to do so.

Investment Process
The Fund’s investment strategy seeks to identify companies the Adviser deems to be undervalued.  To achieve the Fund’s objective of long-term capital appreciation, the Fund invests primarily in the common stocks of companies selected according to the specific criteria established by the Adviser and described more fully below.

The Adviser selects investments for the Fund from a universe of all publicly traded U.S. companies that, as determined by the Adviser, have produced long-term records of consistently high returns on shareholder equity.  The Fund’s investment strategy is based on applying fundamental analysis and valuation models to this select universe of companies in order to identify investment opportunities. The valuation models are rooted in fundamentals-based investment principles.  Underpinnings of the philosophy are embedded in academic research, the Adviser’s history as an investor and extensive back-testing of the Fund’s investment universe.

The Fund’s strategy employs a multi-step process that defines the Fund’s investable universe as all publicly traded U.S. companies with a market capitalization between $100 million and the largest in the Russell Midcap® Index, and a return on equity of 15% or greater in each of the last ten years.  The return on equity is determined by the Adviser and may include companies with negative equity resulting from debt-financing of large share repurchases.  The Adviser determines the companies that qualify for inclusion in the Fund’s investable universe on at least an annual basis.  The Adviser then conducts fundamental research on companies and applies valuation models, leading to a ranking of all universe companies.

The Fund will invest primarily in small- or mid-cap companies.  For purposes of the Fund, the Adviser considers a company to be a small- or mid-cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund.  To a limited extent, the Fund may also purchase stocks of companies with business characteristics similar to small- and mid-cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index.  As of August 31, 2017, the market capitalization of the largest company in the Russell Midcap® Index was $33.7 billion.

The Fund invests in companies from the investment universe based on a combination of inputs from fundamental research and investment valuation.  The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective.  In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria.  In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Fund’s Portfolio Securities
Although the Fund invests primarily in common stocks of U.S. companies, it may invest in any of the securities set forth below, referred to as eligible equity securities, issued by companies that meet the Fund’s investment criteria at the time the Fund purchases the security.

+
Voting common stock that is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is listed on a major U.S. stock exchange, including the NYSE and the NASDAQ® Stock Market LLC (“NASDAQ”).

Prospectus	Jensen Quality Value Fund	6

+	Publicly traded master limited partnerships (“MLPs”) that are organized under the Exchange Act and listed on a major U.S. stock exchange (as a non-principal strategy).

+
Convertible debt securities and convertible preferred stock listed on a major U.S. stock exchange, including the NYSE and the NASDAQ, if the holder has the right to convert the debt securities or preferred stock into common stock that satisfies all the requirements above (as a non-principal strategy).

+
American Depositary Receipts (“ADRs”) for the common stock of foreign corporations, if the ADRs are issued in sponsored programs, registered under the Exchange Act and listed on a major U.S. stock exchange, including the NYSE and the NASDAQ (as a non-principal strategy).  ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the U.S.

+
Equity securities listed on a major U.S. stock exchange, including the NYSE and the NASDAQ, issued by foreign companies (as a non-principal strategy).  There are no restrictions on the amount of securities of foreign issuers that the Fund may own.  The Fund, however, does not expect securities of foreign issuers to comprise a significant amount of the Fund’s total assets.  An issuer may be classified as either “domestic” or “foreign” depending upon which factors the Adviser considers most important for a given issuer.  In making such determinations, the Adviser will generally look to the location of the issuer’s principal headquarters.  However, if the Adviser believes the issuer is headquartered in a jurisdiction primarily for tax purposes, it will consider other factors, such as the location of the issuer’s operational headquarters and senior management.

The Fund’s investment policy governs the portfolio turnover rate.  The Fund’s investment policy permits the Fund to sell all or part of its securities of a portfolio company when the Adviser determines that the security should be replaced with another qualifying security that has a greater opportunity for appreciation.  In addition, the Fund generally sells its position in a company if that company no longer satisfies the investment criteria specified above, unless the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, in which case the Fund may continue to hold and invest in the company.  Once the Fund makes a determination, however, that it must sell its securities of a portfolio company no longer meeting the investment criteria, it will sell its position within a reasonable period of time. The Fund is subject to some restrictions governing the percentage of its assets that may be invested in the securities of any one company.  See “Fundamental Investment Restrictions,” “Portfolio Turnover” and “Tax Status of the Fund” in the Fund’s Statement of Additional Information (“SAI”) for more information on the Fund’s investment policies and restrictions.

The Fund’s Other Investments
As a non-principal strategy, the Fund may also invest in cash or cash equivalents.  Some of these short-term instruments include:

+	Cash held by the Fund’s custodian, U.S. Bank, N.A.;

+	Money market mutual funds;

+	FDIC-insured bank deposits;

+	United States Treasury bills;

+	Commercial paper rated A-1 by Standard and Poor’s Corporation (“S&P”) or Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”);

+	Demand notes of companies whose commercial paper receives the same ratings listed above by S&P or Moody’s;

+	Institutional-grade paper maturing at 13 months or less; and

+	U.S. government agency discount notes.

Implementation of Investment Objective and Strategies
The Fund has developed an extensive quality control program to ensure that the Fund’s investment strategy, research process and administration are implemented properly.  The objectives of this program are to ensure that:

+	The Fund’s investment strategy is applied consistently over time;

+	The objective investment criteria are applied on a uniform basis; and

Prospectus	Jensen Quality Value Fund	7

+	Management focuses at all times on the best interests of the shareholders of the Fund.

The Fund’s investment strategy has been blended with certain administrative policies to accomplish its investment objective.  The Fund has:

+	Established an investment team to execute the investment discipline;

+	Objectively defined the Fund’s research process, so that every security in the Fund’s portfolio has met specific objective and analytical tests;

+
Defined the Fund’s trading policy to ensure that the Fund (a) purchases only eligible equity securities issued by companies that meet the Fund’s investment criteria and (b) makes changes to its portfolio only when determined by the Fund’s investment discipline; and

+	Established investment policies that prohibit the Fund from trading on margin, lending securities, selling short, or trading in futures or options.

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.

These measures are in addition to those required by the Investment Company Act of 1940, as amended (the “1940 Act”).  See the SAI for more information on compliance with the 1940 Act.

Principal Risks

Stock Market Risk
Because the Fund invests in common stock, the Fund is subject to the risk that the market value of its securities may decrease over a short or extended period of time.  The prices of equity securities may change, sometimes rapidly and unpredictably, in response to many different factors such as general economic conditions, interest rates, the historical and prospective financial performance of a company, the value of its assets, and investor sentiment and perception of a company.  In addition, particular sectors of the stock market may underperform or outperform the market as a whole, and the value of an individual security held by the Fund may be more volatile than the market as a whole.

Management Risk
The investment process used by the Adviser, including the Adviser’s valuation models, to select securities for investment may not prove effective, and the Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investment may prove to be incorrect in that the investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

Company and Sector Risk
The Fund’s principal investment strategies require that a company selected for investment must, among other criteria and in the determination of the Adviser, have attained a return on equity of at least 15% per year for each of the prior 10 years.  Due to the relatively limited number of companies that meet this investment criteria and thereby qualify for investment consideration, at times the Fund is prohibited from investing in certain companies and sectors that are experiencing a shorter-term period of robust earnings growth because they have not attained the high level of consistent, long-term business performance that is required for investment consideration by the Fund.  As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

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Small-, Mid- and Micro-Cap Company Risk
Generally, small-, mid- and micro-cap, and less seasoned companies, have more potential growth than large-cap companies.  They also often involve greater risk than large-cap companies, and these risks are passed on to the Fund.  Small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-, mid- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a small-, mid- and micro-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  An investment in a fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Other Investment Risks

The Fund may engage in certain non-principal investment strategies as discussed in this Prospectus.  To the extent that the Fund engages in these non-principal strategies, the Fund will be subject to the following risks:

Master Limited Partnerships Risk
MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expenses higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.  MLP investments also entail many of the general tax risks of investing in a partnership.  There is always a risk that an MLP will fail to qualify for favorable tax treatment.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.

Preferred Stock Risk
A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Generally, preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

Convertible Securities Risk
A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

International Risk, Foreign Securities and ADRs
Although all of the Fund’s portfolio securities must be listed on U.S. stock exchanges, including the NYSE and the NASDAQ, the Fund may invest in certain foreign securities and ADRs, as well as the securities of domestic companies that engage in significant foreign business.  These investments involve certain risks, such as:

+	Political or economic instability in the country where the company is headquartered or doing business;

+	Fluctuations in the relative rates of exchange between the currencies of different nations;

+	The difficulty of predicting international trade patterns; and

+	The possibility of imposition of exchange control regulations.

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These securities may also be subject to greater fluctuations in price.  With respect to certain foreign countries, there also is a possibility of expropriation, nationalization, confiscatory taxation, political, economic or social instability and diplomatic developments that could affect investments in those countries.  Additional information relating to ADRs is set forth in the SAI.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.

Management of the Fund

Investment Adviser
The Adviser, Jensen Investment Management, Inc., is located at 5500 Meadows Road, Suite 200, Lake Oswego, Oregon 97035-3623.  The investments and business operations of the Fund are managed by the Adviser subject to oversight by the Board of Trustees.  The Adviser is also responsible for selecting brokers and dealers to execute the Fund’s portfolio transactions.

The Adviser also serves as investment adviser to individual and institutional accounts, as well as The Jensen Portfolio, Inc., doing business as the Jensen Quality Growth Fund, an open-end mutual fund, and was managing assets totaling approximately $7.8 billion at August 31, 2017.  For the fiscal year ended May 31, 2017, the Adviser received management fees of 0.38% (net of fee waivers) of the Fund’s average daily net assets.  The SAI provides additional information about the investment team’s compensation, other accounts managed by each member of the investment team and each member’s ownership of securities in the Fund.

Fund Expenses.  The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) does not exceed 0.80%of the average net assets of the Fund through September 30, 2018.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement and is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

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The Board of Trustees most recently approved the Fund’s investment advisory agreement with the Adviser on August 18, 2017.  A discussion regarding the basis of the approval by the Board of Trustees of the Fund’s investment advisory agreement with the Adviser will be included in the Fund’s semi-annual report to shareholders for the six-month period ending November 30, 2017.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Portfolio Managers
The Fund is managed by a team composed of the Adviser’s investment committee, which is responsible for all the Fund’s investment decisions.  All members of the Fund’s portfolio management team share responsibility in managing the Fund and making decisions regarding the Fund’s investments.  The SAI provides additional information about the investment team’s compensation, other accounts managed by each member of the investment team and each member’s ownership of securities in the Fund.  The investment committee is composed of Eric H. Schoenstein, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar.  Each member of the investment committee has served as a portfolio manager of the Fund since its inception in March 2010, except for Mr. Bond and Mr. Walkush who became portfolio managers of the Fund in September 2011, and Mr. Calamar who became a portfolio manager of the Fund in September 2013.

Eric H. Schoenstein oversees the investment process, participating in investment decision-making.  Mr. Schoenstein was appointed Director of Business Analysis of the Adviser in September 2002.  Mr. Schoenstein, a Vice President of the Adviser, has been a Managing Director of the Adviser since 2003 and has over 27 years of accounting and business analysis experience.  He spent nearly 14 years with Arthur Andersen LLP, having served as a Senior Audit Manager providing a wide variety of services to clients in both the public and private sectors, primarily in the manufacturing, transportation and wholesale and retail distribution industries.

Kurt M. Havnaer serves as a portfolio manager, participates in investment decision-making, and has responsibilities for investment research.  Mr. Havnaer, CFA, Portfolio Manager, has been employed by the Adviser since December 2005, previously holding the position of Business Analyst through September 2015.  Mr. Havnaer has over 27 years of experience in the investment management industry.  Prior to joining the Adviser, he spent nine years at Columbia Management Advisors as a high yield analyst and co-portfolio manager.  Prior to that, Mr. Havnaer was a portfolio manager, analyst and trader at Safeco Asset Management.

Allen T. Bond, Vice President and Managing Director of the Adviser since September 2017, participates in investment decision-making, and has responsibilities for investment research.  Mr. Bond, CFA, has been employed by the Adviser since February 2007, previously holding the position of Business Analyst through September 2015, and Portfolio Manager from October 2015 through August 2017.  Mr. Bond has over 17 years of experience in the investment management industry.  Mr. Bond previously served as a Credit Analyst at Washington Mutual where he performed fundamental analysis on investment-grade corporate bond issuers in connection with a fixed-income securities portfolio managed by the insurance company subsidiary of Washington Mutual.  Prior to Washington Mutual, Inc., he was a High Yield Credit Analyst and Trader for Columbia Management Group.  Mr. Bond began his career as a trader at Ferguson Wellman Capital Management.

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Kevin J. Walkush serves as a portfolio manager, participates in investment decision-making, and has responsibilities for investment research.  Mr. Walkush, Portfolio Manager, has been employed by the Adviser since May 2007, previously holding the position of Business Analyst through September 2015.  Mr. Walkush has over 11 years of experience in the investment management industry.  Mr. Walkush joined the Adviser from Morningstar, Inc. where he held the position of Stock Analyst.  In that role, Mr. Walkush provided equity research coverage of industrial, mining and alternative energy stocks.  Prior to Morningstar, Inc., Mr. Walkush consulted for Lux Capital where he performed due diligence on investment candidates as well as prepared university-based technology for commercialization.  Mr. Walkush has also held various finance and operational roles at Amazon.com and Weyerhaeuser Company.

Adam D. Calamar serves as a portfolio manager, participates in investment decision-making, and has responsibilities for investment research.  Mr. Calamar, CFA, Portfolio Manager, has been employed by the Adviser since May 2008, and has over 9 years of experience in the investment management industry.  Mr. Calamar held the position of Business Analyst from January 2010 through September 2015, and previously held the position of Manager of Institutional Services where he assisted in relationship management with the company’s institutional clients.  Mr. Calamar was previously employed by Broadmark Asset Management, LLC.  He has been a member of the investment team since September 2013.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of the Fund’s securities.

Shareholder Information

Pricing of Fund Shares
The price of each class of Fund shares is its net asset value per share (“NAV”).  The NAV of each class of shares is calculated at the close of regular trading hours of the NYSE (generally 4:00 p.m., Eastern Time) each day the NYSE is open.  Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption order.  If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.  The NAV for each class is calculated by dividing the total value of the Fund’s securities and other assets that are allocated to the class, less the liabilities allocated to that class, by the total number of shares outstanding for the class.  Due to the fact that different expenses are charged to the Class J and Class I shares, the NAVs of the different classes of the Fund may vary.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.

If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using the “constant yield 2” method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value, the securities will be priced at fair value.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The market value of the securities in the Fund’s portfolio changes daily and the NAV of each class of Fund shares changes accordingly.  The NAV will not be calculated on days that the NYSE is closed for trading.

Fair Value Pricing

The Fund normally invests in common stock of domestic issuers listed on U.S. stock exchanges, including the NYSE or the NASDAQ, the majority of which are small- and mid-capitalization, liquid securities.  Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become stale, sales of a security have been infrequent, or where there is a thin market in the security.  To address these situations, the Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

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Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold.  Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

The Board of Trustees reviews the fair value pricing policy periodically.  See the SAI for more information about the pricing of the Fund’s shares.

How to Purchase Shares
Class J shares of the Fund are available to retail investors.  Unless otherwise exempt from its investment minimum, only investors who are willing to make a significant initial investment may purchase Class I shares of the Fund directly from the Fund.  Shares of the Fund are sold at the NAV, which means that you pay no sales charges or commissions when you purchase shares.  Your share price will be the next NAV calculated after the Fund receives your request in good order.  Forms are available by request and at www.jenseninvestment.com.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), U.S. Bancorp Fund Services, LLC (“USBFS”), the transfer agent for the Fund, will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent at 800-992-4144 if you need additional assistance when completing your account application.

If we cannot confirm your identity through reasonable means, your account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information or documentation is not received.

When making a purchase request, make sure your request is in good order.  For purchases made through the Transfer Agent, “good order” means your purchase request includes:

+	The name of the Fund and class of shares you are investing in;

+	The dollar amount of shares to be purchased;

+	Account application form or investment stub; and

+	Check payable to “Jensen Quality Value Fund.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Share Classes and Minimum Investments
Class J shares are available to retail investors and assessed a combined distribution and shareholder servicing fee of 0.25% per year of the Fund’s average daily net assets for Class J shares.  Class I shares are available to institutions and individuals willing to make a significant initial investment, and to employees of the Adviser.  Class I shares are assessed a shareholder servicing fee not to exceed 0.10% per year of the Fund’s average daily net assets for Class I shares.  Class I shares are not subject to any distribution fees.

Except as described in this section, the minimum investment amount for each class of Fund shares is as follows:

	Initial Investment	Subsequent Investment
Class J	$2,500	$100
Class I	$250,000	$100

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These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser.  Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Current and former employees of the Adviser and their spouses (including domestic partners) and children, as well as employee benefit plans sponsored by the Adviser, may purchase Class I shares and are not subject to any minimum initial investment amount.  Subsequent investments by such shareholders are subject to the $100 minimum described above.

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Financial Intermediaries
You may also purchase shares of the Fund through a third-party financial intermediary, such as a broker-dealer, financial institution or other financial service firm.  When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares.  In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.  The Fund may make arrangements with certain financial intermediaries (“Authorized Intermediaries”) to receive purchase and redemption orders on its behalf. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.  Purchase requests submitted to an Authorized Intermediary after the Authorized Intermediary’s imposed cut-off time may not be received by the Fund prior to the Fund’s cut-off time at the close of regular trading (generally 4:00 p.m., Eastern time) on that day.  Such purchase requests will be processed at the NAV calculated at the close of regular trading on the next day that the NYSE is open for business.  For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, contact your financial intermediary directly.

The price per share you will receive will be the NAV next computed after your request is received in good order by an Authorized Intermediary (or its authorized designee).

If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus.  Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you.  These charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

Buying Shares by Mail
Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to “Jensen Quality Value Fund”:

By Mail:
Jensen Quality Value Fund
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI  53201-0701

By Overnight or Express Mail:
Jensen Quality Value Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the transfer agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.

The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.  All purchases must be in U.S. dollars drawn on a domestic financial institution.

NOTE:  USBFS will charge your account a $25 fee for any payment returned.  In addition, you will be responsible for any losses suffered by the Fund as a result.

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Buying Shares by Wire
If you are making an initial investment in the Fund by wire transfer, please contact the Fund by telephone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions.  You may then contact your bank to wire funds according to the instructions you were given.  Your purchase will be placed as of the date the funds are received provided the funds are received before the close of the market.  If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For subsequent investments by wire, please contact the transfer agent at 800-992-4144 prior to sending your wire.  This will alert the Fund to your intention and will ensure proper credit when your wire is received.  Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A.
777 E. Wisconsin Ave
Milwaukee, Wisconsin 53202
ABA Number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
Further credit to:    Jensen Quality Value Fund
Shareholder account name and account number

Buying Shares by Telephone
If you have established bank instructions on your account and have not declined telephone transaction privileges on your New Account Application Form, you may purchase additional shares of the Fund, in amounts of $100 or more, by calling USBFS toll free at 800-992-4144.  If your account has been open for 15 calendar days, this option allows you to move money from your bank account to the Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  Shares will be purchased in your account at the applicable price determined on the day of your order, as long as your order is received by the Transfer Agent or an Authorized Intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern Time).  If your payment is rejected by your bank, the transfer agent will charge your account a $25 fee.  In addition to the fee, you will also be responsible for any resulting loss incurred by the Fund.

Automatic Investment Program (Class J shares only)
You may purchase Class J shares automatically from your bank under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in Class J shares.

+	Purchases may be made on a monthly basis.

+	To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.

+	You may sign up for the automatic investment program by completing an application form.

+	Minimum initial investment is $100 (for automatic investment program only).

+	Minimum subsequent investment is $100.

Please call our shareholder services at 800-992-4144 for more information about participating in the program.  Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.  USBFS will charge your account a $25 fee for any ACH payment that is not honored.

Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program as required by the USA PATRIOT Act and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

+	full name;

+	date of birth (individuals only);

+	Social Security or taxpayer identification number; and

+	permanent street address (a P.O. Box alone is not acceptable).

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Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the transfer agent will verify the information on your application.  The Fund reserves the right to request additional clarifying information and may close your account and redeem your shares at the next computed NAV if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the transfer agent at 800-992-4144.

Choosing a Distribution Option
When you complete your account application, you may choose from four distribution options.

1.	You may invest all net investment income distributions and net capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.
2.	You may elect to receive net investment income distributions and net capital gains distributions in cash.
3.	You may elect to receive net investment income distributions in cash and to reinvest net capital gains distributions in additional shares of the Fund.
4.	You may elect to invest net investment income distributions in additional shares of the Fund and receive net capital gains distributions in cash.

If you elect to receive distributions by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.  You may change your election at any time.  Your request for a change must be received by USBFS in writing or by telephone at least five (5) days prior to the record date for the distribution for which a change is requested.

Retirement Plans
Tax-deferred retirement plans including IRAs, Keogh plan accounts, SEP accounts and other ERISA-qualified plans may invest in the Fund, subject to the other requirements of the Fund.  If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan’s custodian or trustee.

If you want to establish an IRA naming USBFS as custodian, please call our shareholder services at 800-992-4144 for information and forms.

Additional Purchase Information
The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines the rejection or suspension is in the best interests of the Fund.

Shares of the Fund have not been registered for sale outside of the U.S., Puerto Rico and the U.S. Virgin Islands.  The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except with respect to investors with U.S. military APO or FPO addresses.

Stock Certificates
The issuance of Fund shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place.  For investor convenience and to avoid additional operating costs, the Fund does not expect to issue share certificates.

Exchanging Shares
You may exchange all or a portion of your investment from the Fund to the same share class in an identically registered account of any other mutual fund managed by the Adviser.  Any new account established through an exchange will be subject to the minimum investment requirements described above.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange of Fund shares for shares of another fund is considered to be a sale of shares for federal income tax purposes which may result in a realized taxable gain or loss.  Call the Fund (toll-free) at 800-992-4144 to learn more about exchanges.

The Fund and USBFS are available to assist you in opening accounts and when purchasing, exchanging or redeeming shares.

Closure of the Fund
The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem Fund shares has been temporarily suspended as permitted by federal law.

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Householding
In an effort to decrease costs, the Fund has reduced the number of duplicate prospectuses, annual and semi-annual reports you receive and sends only one copy of each of these documents to those addresses shared by two or more accounts.  Call toll-free at 800-992-4144 to request individual copies of these documents or if your shares are held through a financial institution please contact them directly.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate you, then it will determine whether your account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

How to Redeem Shares
You may redeem Fund shares on any business day the NYSE is open.  Shares of the Fund are redeemed at the next NAV calculated after the Fund has received your redemption request in good order.  Payment is typically made within one to three business days of receipt of a valid redemption request.

Redemption by Mail
You may mail your redemption request to:

By Mail:
Jensen Quality Value Fund
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI  53201-0701

By Overnight or Express Mail:
Jensen Quality Value Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

The Fund and the transfer agent do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

It is important that your redemption request be mailed to the correct address and be in good order.  If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to USBFS, but the effective date of the redemption will be delayed.  No redemption will be made until a request is submitted in good order.

A redemption request made through the Transfer Agent is considered to be in “good order” if the following information is included:

+	The name of the shareholder;

+	The name of the Fund and class of shares;

+	The dollar amount or number of shares being redeemed;

+	The account registration number; and

+	The signatures of all registered shareholders as registered, providing a signature guarantee(s) if applicable (see “Signature Guarantee” below).

For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

Redemption requests for accounts registered in the names of corporations, fiduciaries and institutions may require additional redemption documents, such as corporate resolutions, certificates of incumbency or copies of trust documents.  Please contact USBFS if your account is registered in one of these categories.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account.  The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.  Please note that wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two business days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

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The Fund typically expects it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind as described below.  Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may also be used in stressed market conditions.  The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

IRA Redemption
If you hold your Fund shares through an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax.  If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding at a current withholding rate of 10%.  Shares held in IRA accounts may be redeemed by telephone at 800-992-4144.  Investors will be asked whether or not to withhold taxes from any redemption.

IRA accounts will be charged a $15 annual maintenance fee.

Redemption by Telephone
Unless you have declined telephone transaction privileges on your New Account Application Form, you may redeem shares in any amount not less than $100 and not more than $50,000, by instructing USBFS by telephone at 800-992-4144.  A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

+	That you correctly state your Fund account number;

+	The name in which your account is registered;

+	The Social Security or tax identification number under which the account is registered; and

+	The address of the account holder, as stated in the New Account Application Form.

Telephone redemptions must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone redemption. Once a telephone redemption has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Please note, under unusual circumstances, the Fund may suspend redemptions, as permitted by federal securities law.  The Fund may also delay paying redemption proceeds for up to seven calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Systematic Withdrawal Program
The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month, calendar quarter or year is $500.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 800-992-4144 for additional information regarding the SWP.

Signature Guarantee
In addition to the requirements discussed above, a signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

Prospectus	Jensen Quality Value Fund	18

+	If ownership is being changed on your account;

+	When redemption proceeds are payable or sent to any person, address or bank account not on record;

+	If a change of address was received by the transfer agent within the last 30 calendar days; or

+	For redemptions over $50,000 from any shareholder account.

The Fund reserves the right to require a signature guarantee or other acceptable signature verification under other circumstances.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Signature guarantees may be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”) but not from a notary public.

Redemptions In-Kind
The Fund generally pays redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to satisfy redemption requests in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash.  These securities redeemed in-kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.  In addition, sales of such in-kind securities may generate taxable gains.

Redemption Price and Payment for Fund Shares
Redemption requests are processed at the NAV next computed after the transfer agent or other authorized agent receives a redemption request in good order (as defined above).  If your redemption request is received by the transfer agent or other authorized agent in good order before the close of regular trading hours on the NYSE (generally 4:00 p.m., Eastern time), the request is effective on the day received.  If your redemption request is received in good order after the close of regular trading hours on the NYSE, it is effective on the next business day.

Payment for your redeemed Fund shares will be mailed to you generally within one or two business days, but no later than the seventh day after your redemption request is received in good order by the transfer agent.  However, if any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected.  This may take up to 12 calendar days from the date you purchased shares.  You may avoid these delays by purchasing shares of the Fund by wire transfer.  The Fund may, however, suspend your right of redemption or postpone the payment date at times when the NYSE is closed or during certain other periods as permitted under the federal securities laws.

The Fund may be required to withhold federal income tax (backup withholding) from distribution payments and redemption proceeds if you do not provide a correct social security or tax identification number or the Internal Revenue Service (“IRS”) notifies the Fund that you are subject to backup withholding.  See “Distributions and Taxes” in this Prospectus for more information.  Securities received in-kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.  In addition, sales of such securities received in-kind may generate taxable gains.

Your redemption payment will be mailed by check to the account name(s) and address exactly as registered.  You may also request payment by wire transfer or electronic funds transfer through the ACH network to your predetermined bank account.  There is no charge for redemption payments that are mailed or sent via ACH.  ACH payments are usually available within two business days.  Redemption payments sent by wire transfer must be at least $1,000, and the Fund’s transfer agent currently charges $15 for each wire transfer which, for financial intermediaries, may be paid for by the Fund.  Your bank may also impose an incoming wire charge.  Wire fees are charged against the account only in the case of dollar specific redemptions.  In the case of share specific or complete liquidation, fees are deducted from the redemption proceeds.

Prospectus	Jensen Quality Value Fund	19

Redemptions at the Option of the Fund
In addition, the Fund may institute a policy whereby it automatically redeems shares if an account balance drops below a specified amount as a result of redemptions by the shareholder.  If such a policy is instituted, the Fund may not implement such redemption if the decrease in the account balance was caused by any reason other than shareholder redemptions.  As of the date of this Prospectus, the Fund had not instituted such a policy.  However, the Trust’s Declaration of Trust authorizes the Board of Trustees to institute such a policy if the board determines that such a policy is in the best interests of the Fund and its shareholders.  A redemption by the Fund may result in realization of a taxable capital gain or loss for federal income tax purposes.

Financial Intermediaries
If you purchased your shares of the Fund through a third-party financial intermediary, such as a broker-dealer, financial institution or other financial service firm, your redemption order must be placed through the same financial intermediary.  A financial intermediary may use procedures and impose restrictions (and possibly charge fees) that are different from those applicable to shareholders who redeem directly from the Fund.

Market Timing
The Fund is designed for long-term investors.  Investors who engage in frequent purchases and redemptions of Fund shares, referred to as “market timing,” may dilute the value of Fund shares, interfere with the efficient management of the Fund’s portfolio and increase the Fund’s brokerage and administrative costs.  The Board of Trustees has adopted a policy regarding such market timing.  The Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates “time-zone arbitrage” that may be associated with funds that have significant holdings in foreign securities traded on foreign exchanges.  As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

However, the Fund discourages market timing and monitors trading activity using a variety of procedures and techniques.  These procedures and techniques are applied uniformly to all shareholders and may change from time to time as approved by the Board of Trustees.

In an effort to discourage market timing and minimize potential harm to the Fund and its shareholders, the Fund reserves the right to identify trading practices as abusive.  The Fund reserves the right to reject your purchase order and suspend the offering of the Fund’s shares to you if management determines that the rejection or suspension is in the best interests of the Fund.

Due to the complexity and subjectivity involved in identifying market timing and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  The ability of the Fund to apply its market timing policy to investors investing through financial intermediaries is dependent upon the receipt of information necessary to identify transactions by the underlying investors and the financial intermediaries’ cooperation in implementing the policy.  In particular, because the Fund receives purchase and sale orders through financial intermediaries that use omnibus accounts, the Fund cannot always detect market timing.  There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts of financial intermediaries may be limited.

Additional Redemption Information
Neither the Fund, the Adviser nor the transfer agent will be liable for any loss, cost or expense of acting on written instructions believed by the party receiving the instructions to be genuine and in accordance with the procedures described in this Prospectus.

General Transaction Policies
The Fund reserves the right to:

+	Vary or waive any minimum investment requirement.

+
Redeem all shares in your account if your balance falls below the Fund’s minimum for the applicable class of shares.  If, within 60 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

+	Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

+	Modify or terminate the Automatic Investment Plan at any time.

Prospectus	Jensen Quality Value Fund	20

Your broker-dealer or other financial service firm may establish policies that differ from those of the Fund.  For example, the financial service firm may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial service firm for details.

Distribution and Servicing of Shares

Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (“Distributor”), 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin, 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is not obligated to sell any certain number of shares of the Fund.  The Distributor, and the Fund’s administrator and custodian, are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing Plan – Class J Shares
The Fund has implemented a Distribution and Shareholder Servicing Plan (the “12b-1 Plan”) in accordance with Rule 12b‑1 of the 1940 Act.  The 12b-1 Plan allows the Fund to pay Rule 12b-1 fees to financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers for the sale and distribution of Class J shares and for shareholder servicing and maintenance of shareholder accounts.  The 12b-1 Plan authorizes and provides for payments of 0.25% per year of the Fund’s average daily net assets for Class J shares for sale and distribution services and shareholder servicing.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Adviser may make substantial payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate those financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers that provide sales and distribution services and shareholder servicing and account maintenance to the Fund’s Class J shares and charge a higher fee than the 0.25% paid by the Class J shares under the 12b‑1 Plan.  The portion of these fees that are not sub-transfer agency fees and which are in excess of 0.25% is paid by the Adviser and not by the Class J shares.  The fee rates charged by these financial intermediaries vary.  The SAI provides more information concerning payments to financial intermediaries.  Investors should consult their financial intermediary regarding the amount and other details of the payments the financial intermediary receives for the services it provides to the Class J shares and other mutual funds available to the financial intermediary’s customers.  To the extent that these fees received by the financial intermediary for its services to the Fund, or other payments it receives for providing Fund marketing support, are higher than those paid by other mutual funds, it may create an incentive for the financial intermediary and its financial professionals to sell the Fund rather than other mutual funds.

Shareholder Servicing Plan – Class I Shares
The Fund has implemented a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of its Class I shares that allows the Fund to make payments to financial intermediaries and other service providers for Class I shareholders in return for shareholder servicing and maintenance of Class I shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Class I shares and may not be used to pay for any services in connection with the distribution and sale of  Class I shares.

In addition, the Adviser may make payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate any financial intermediaries and other service providers that provide shareholder servicing and account maintenance to the Fund’s Class I shares and charge a higher fee than the 0.10% paid by the Class I shares under the Shareholder Servicing Plan.  Any portion of these fees in excess of 0.10% is paid by the Adviser and not by the Class I shares.  The fee rates charged by these financial intermediaries vary.  The SAI provides more information concerning payments to financial intermediaries.  Investors should consult their financial intermediary regarding the details of the payments the financial intermediary receives for providing servicing for the Class I shares and other mutual funds.  These payments made by the Fund to a financial intermediary may be higher than payments made for the same services by other mutual funds that are available to customers of the financial intermediary.  In such case, the financial intermediary and its financial professionals may have an incentive to sell the Fund rather than other mutual funds that are available to the financial intermediary’s customers.

Prospectus	Jensen Quality Value Fund	21

Sub-Transfer Agency Fees – Class J Shares
The Fund may make payments to certain financial intermediaries who have chosen to maintain an “omnibus account” with the Fund, which is a single account in the Fund that contains the combined investment in Class J shares for all of a financial intermediary’s customers.  In turn, these financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund via these omnibus accounts.  If made, these payments by the Fund, commonly known as “sub-transfer agency fees,” to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders will approximate the fees that would be paid by the Fund to its transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.

Distributions and Taxes

Distributions
The Fund declares and makes distributions from its investment company taxable income (which includes, but is not limited to, dividends, interest, net short-term capital gain and net foreign currency gain) on a quarterly basis and declares and distributes any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized by the Fund at least on an annual basis.  These distributions are paid in additional Fund shares unless the shareholder elects in writing or by telephone to receive distributions in cash as described above in “How to Purchase Shares – Choosing a Distribution Option.”

If you elect to receive distributions of investment company taxable income and/or net capital gain paid in cash and the U.S. Postal Service is unable to deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then-current NAV per share and reinvest all subsequent distributions in Fund shares.

The Fund will notify you following the end of each calendar year of the amounts of investment company taxable income and net capital gain distributions paid (or deemed paid) for the year.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

The Fund intends to qualify at all times and elect to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  By qualifying and electing to be taxed as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes sufficient amounts of its investment company taxable income and net capital gain to its shareholders.

The taxation of distributions from the Fund is the same whether such distributions are paid in cash or in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November, or December to shareholders of record and paid in January of the following year are taxable as if received on December 31.

For federal income tax purposes, distributions of investment company taxable income are taxable as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, to the extent that distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income is currently taxable at long-term capital gain rates, if the shareholder meets certain holding period requirements with respect to its shares.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Prospectus	Jensen Quality Value Fund	22

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for a non-corporate shareholder, currently taxable at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Shareholders who sell, exchange, or redeem shares generally will have a capital gain or loss from the sale, exchange, or redemption.  The amount of the gain or loss and the applicable rate of tax will depend upon the amount paid for the shares, the amount received from the sale, exchange, or redemption (including redemptions in kind), and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange, or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.  Any loss arising from the sale, exchange, or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging, or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, exchange, or redemption.

Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct Social Security number or other taxpayer identification number or certified that backup withholding does not apply.  Each prospective shareholder is asked to certify on its application to open an account that the Social Security number or other tax identification number provided is correct and that the prospective shareholder is not subject to backup withholding for previous under-reporting of income to the IRS.  The Fund generally does not accept an application to open an account that does not comply with these requirements.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares.  The Fund will determine the cost basis of such shares using the loss/gain utilization method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

You may also be subject to state or local taxes with respect to distributions from the Fund or sales, exchanges, or redemptions of Fund shares.  You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

This tax discussion is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders.  There may be other federal, state or local tax considerations applicable to a particular shareholder.  Prospective investors in the Fund are urged to consult their tax advisers prior to purchasing shares of the Fund.

Confirmation and Statements

The Fund’s transfer agent, USBFS, will send you a statement of your account after every transaction affecting your share balance or account registration.  Please allow seven to ten business days for the transfer agent to confirm your order.  The transfer agent will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter.  Generally, a statement with tax information will be mailed to you by January 31 of each year.  A copy of the tax statement also is filed with the IRS.

The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund’s second fiscal quarter.  Each of these reports includes a statement listing the Fund’s portfolio securities.

Prospectus	Jensen Quality Value Fund	23

Disclosure of Portfolio Holdings Information

The Fund’s complete portfolio holdings are filed with the SEC within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders on Form N-CSR and in the quarterly holdings report on Form N-Q. The Fund also discloses its portfolio holdings as of each calendar quarter end on its website at www.jenseninvestment.com.  The portfolio holdings information is normally updated within 10 days after each quarter end and remains posted on the website until replaced with the next calendar quarter’s portfolio holdings information.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website.  A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Shareholder Inquiries

Shareholder inquiries are answered promptly.  Any inquiries you have should be addressed to U.S. Bancorp Fund Services, LLC at 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (telephone 800-992-4144).

In addition, you may review your account information online by visiting www.jenseninvestment.com and selecting “My Account” under the “Jensen Funds” section of the website.

Prospectus	Jensen Quality Value Fund	24

Financial Highlights

The following financial highlights tables show the Fund’s financial performance information for the fiscal years ended May 31, 2013, 2014, 2015, 2016 and 2017.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s 2017 Annual Report to Shareholders, which is available free of charge upon request.

Class J Shares

	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$10.74	$13.29	$13.99	$12.42	$9.81

Income from investment operations:
Net investment income(1)	0.15	0.12	0.11	0.08	0.14
Net realized and unrealized gain (loss) on investments	1.40	(0.89)	1.05	2.54	2.73
Total from investment operations	1.55	(0.77)	1.16	2.62	2.87

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.09)	(0.08)	(0.15)
Distributions from net realized gain on investments	—	(1.67)	(1.77)	(0.97)	(0.11)
Total distributions	(0.15)	(1.78)	(1.86)	(1.05)	(0.26)

Net asset value, end of period	$12.14	$10.74	$13.29	$13.99	$12.42

Total return	14.52%	(4.86)%	8.49%	21.48%	29.76%

Supplemental data and ratios:
Net assets, end of period (000’s)	$2,598	$3,172	$22,885	$19,408	$14,872

Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.68%	1.63%	1.65%	1.75%	2.03%
After waivers and reimbursements of expenses	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	0.88%	0.60%	0.39%	0.10%	0.48%
After waivers and reimbursements of expenses	1.31%	0.98%	0.79%	0.60%	1.26%

Portfolio turnover rate	71.33%	92.94%	119.76%	96.09%	121.35%

(1)	Per share amounts calculated using the average shares outstanding method.

Prospectus	Jensen Quality Value Fund	25

Class I Shares

	Year Ended May 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$10.69	$13.26	$13.97	$12.42	$9.82

Income from investment operations:
Net investment income(1)	0.16	0.13	0.13	0.10	0.15
Net realized and unrealized gain (loss) on investments	1.40	(0.88)	1.05	2.53	2.73
Total from investment operations	1.56	(0.75)	1.18	2.63	2.88

Less distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.12)	(0.11)	(0.17)
Distributions from net realized gain on investments	—	(1.67)	(1.77)	(0.97)	(0.11)
Total distributions	(0.17)	(1.82)	(1.89)	(1.08)	(0.28)

Net asset value, end of period	$12.08	$10.69	$13.26	$13.97	$12.42

Total return	14.73%	(4.71)%	8.67%	21.58%	29.91%

Supplemental data and ratios:
Net assets, end of period (000’s)	$30,550	$25,761	$11,037	$8,199	$5,473

Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.46%	1.48%	1.42%	1.53%	1.80%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets
Before waivers and reimbursements of expenses	1.05%	0.81%	0.65%	0.33%	0.73%
After waivers and reimbursements of expenses	1.41%	1.19%	0.97%	0.76%	1.43%

Portfolio turnover rate	71.33%	92.94%	119.76%	96.09%	121.35%

(1)	Per share amounts calculated using the average shares outstanding method.

Prospectus	Jensen Quality Value Fund	26

Jensen Quality Value Fund

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035-3623
Telephone:    503-726-4384
800-221-4384
www.jenseninvestment.com

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202-3590

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212-3958

Transfer Agent, Fund Administrator
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202-5207
Telephone:  800-992-4144

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202-5207

Prospectus	Jensen Quality Value Fund	27

Notice of Privacy Policy

The Fund collects non-public personal information about you from the following sources:

+	information we receive about you on applications or other forms;

+	information you give us orally; and/or

+	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.

We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PN-1

Jensen Quality Value Fund

Class J Shares	Class I Shares

For More Information
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The annual and semi-annual reports to shareholders provide the Fund’s most recent financial statements and portfolio holdings.  The annual report contains a letter from the Fund’s manager discussing the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  The SAI supplements this Prospectus and is incorporated into this Prospectus by reference.  The SAI includes a list of the Fund’s investment policies and restrictions, as well as more detail about the management of the Fund.

The Fund’s annual and semi-annual reports and the SAI are available free of charge upon request by contacting the Fund toll free at 800-992-4144 or on the Fund’s website at www.jenseninvestment.com.  You may also call this toll-free number to request additional information about the Fund or to make shareholder inquiries.  You may also review these documents and other information about the Fund at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or  by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0213.

SEC FILE NUMBER: 811-10401

jenseninvestment.com

STATEMENT OF ADDITIONAL INFORMATION 9/30/2017	Jensen Quality Value Fund

	Class J Shares JNVSX	Class I Shares JNVIX

615 East Michigan Street
Milwaukee, Wisconsin 53202

800-992-4144
www.jenseninvestment.com

This Statement of Additional Information (“SAI”) provides general information about the Jensen Quality Value Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a Prospectus.  The Fund offers its shares through a Prospectus dated September 30, 2017 for each of its Class J and Class I shares and this SAI should be read in conjunction with that Prospectus.  This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally a part of the Fund’s Prospectus.  The Fund’s audited financial statements for the fiscal year ended May 31, 2017 are incorporated herein by reference from the Fund’s 2017 Annual Report to Shareholders.  The Prospectus and the Fund’s 2017 Annual Report are each available upon request without charge by writing the Fund c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, WI 53202, by calling 800-992-4144, or by visiting the Fund’s website at www.jenseninvestment.com.

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THE TRUST

The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series and has its own investment objective and policies.  Prior to March 30, 2012, the Fund was named the “Jensen Value Fund”.  As of the date of this SAI, shares of thirty other series of the Trust are offered in separate prospectuses and SAIs.  The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series or class are borne by that series or class.  Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

In accordance with a Multiple Class Plan adopted pursuant to Rule 18f‑3 under the 1940 Act, the Fund offers two classes of shares for investors—Class J and Class I shares.  Class J shares are available to retail investors and assessed a combined distribution and shareholder servicing fee of 0.25% per year of the Fund’s average daily net assets for Class J shares.  Class I shares are available to institutions and individuals willing to make a significant initial investment in the Fund, and to employees of the Adviser.  Class I shares are assessed a shareholder servicing fee not to exceed 0.10% per year of the Fund’s average daily net assets for Class I shares, and are not subject to any distribution fees.  More information regarding the Rule 12b‑1 Plan applicable to Class J shares and the Shareholder Servicing Plan applicable to Class I shares can be found under the section entitled “Distribution and Servicing of Fund Shares.”

Jensen Investment Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.  See the sections entitled “Management of the Fund” and “Investment Advisory and Other Services” in this SAI for more information about the Adviser.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

Investment Objective

The Fund’s investment objective is long‑term capital appreciation.  The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

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The Prospectus discusses the types of securities in which the Fund will invest, and describes the Fund’s investment objectives and strategies.  See the section entitled “Investment Objective, Principal Investment Strategies and Principal Risks” in the Prospectus.  This SAI contains information supplemental to the Prospectus concerning the techniques and operations of the Fund, the securities the Fund will invest in, and the policies the Fund will follow.

Commercial Paper

Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are private services that provide ratings of the credit quality of commercial paper.  The Fund may purchase commercial paper that is rated P‑1 by Moody’s or A‑1 by S&P and demand notes issued by companies whose commercial paper receives such ratings.

American Depositary Receipts

The Fund may invest in certain foreign securities, directly and by purchasing American Depositary Receipts (“ADRs”).  In addition, the Fund invests in domestic companies that engage in substantial foreign business.  Some of the risk factors associated with such investments are described in the sub-section of the Prospectus entitled “Principal Risks—International Risk, Foreign Securities and ADRs.”  This information supplements the information about ADRs contained in the Prospectus.

Generally, ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over‑the‑counter in the U.S.  ADRs are receipts issued by domestic banks or trust companies evidencing the deposit of a security of a foreign issuer.

ADRs may be issued in sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  The Fund will acquire only ADRs issued in sponsored programs.

Master Limited Partnerships

The Fund may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended, and listed on a major United States stock exchange, if the issuer meets the Fund’s investment criteria.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their cash flow in distributions.  An investment in an MLP may generate passive income or losses, along with dividend and investment income. The MLPs in which the Fund may purchase an interest are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment.  Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase.  This serves as an incentive to the GP to grow the partnership’s distributions.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

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Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.

Temporary and Cash Investments

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Fundamental Investment Restrictions

The Fund has adopted the fundamental investment restrictions below.  These restrictions may not be changed without the approval of the shareholders.  Any change must be approved by the lesser of:

(1)	67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

(2)	More than 50% of the Fund’s outstanding shares.

In accordance with these restrictions, the Fund may not:

1.
With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies).

2.
Concentrate its investments in any one industry if, as a result, 25% or more of the Fund’s assets will be invested in such industry.  This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

3.	Borrow money, except as permitted under the 1940 Act.

4.	Purchase securities on margin, except such short‑term credits as are standard in the industry for the clearance of transactions.

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5.	Make short sales of securities or maintain a short position.

6.	Lend portfolio securities.

7.
Make loans to any person or entity, except that the Fund may, consistent with its investment objectives and policies, invest in:  (a) publicly traded debt securities; (b) commercial paper; and (c) demand notes, even though the investment in such obligations may be deemed to be the making of loans.

8.
Invest in, or engage in transactions involving:  real estate or real estate mortgage loans; commodities or commodities contracts, including futures contracts; oil, gas or other mineral exploration or development programs, or option contracts.

9.	Invest in any security that would expose the Fund to unlimited liability.

10.	Underwrite the securities of other issuers, or invest in restricted or illiquid securities.

11.	Issue any senior securities.

Portfolio Turnover

The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective.  In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria (as further described in the Prospectus).  Historically the Fund experienced portfolio turnover rates of over 100%.  Currently, the Fund does not expect its annual portfolio turnover rate to exceed 50%.  The turnover rate could, however, be significantly higher or lower depending on the performance of the portfolio companies, the number of shares of the Fund that are redeemed, or other external factors outside the control of the Fund and the Adviser.

High portfolio turnover rates (100% or more) are generally likely to lead to increased Fund expenses, including brokerage commissions and other transaction costs.  A high portfolio turnover rate may also generate capital gains, including short-term capital gains taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  As a result, a high portfolio turnover rate could lower a shareholder’s after-tax investment return.

In computing the portfolio turnover rate, all securities whose maturity or expiration dates at the time of acquisition was one year or less are excluded.  The turnover rate is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

The following is the Fund’s portfolio turnover rate for the fiscal years indicated below:

Portfolio Turnover Rate For the Fiscal Years Ended May 31,
2017	2016
71.33%	92.94%

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.  The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

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•	the disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•
the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;

•
the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the Fund administrator, Fund accountant, transfer agent, or custodian of the Fund;

•
the disclosure is made by the Adviser’s trading desks to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities and, in addition, the Adviser may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with natural order flow;

•	the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•
the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or

•	the disclosure is made pursuant to prior written approval of the CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics.  It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefore.  In connection with the oversight responsibilities of the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee.

Currently, between the 5th and 10th business day of the month following a calendar quarter end, the Fund provides its quarter end portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.  In addition, the Fund discloses its portfolio holdings as of each calendar quarter end on its website at www.jenseninvestment.com.  The portfolio holdings information is normally updated within 10 days after each quarter end and remains posted on the website until replaced with the next calendar quarter’s portfolio holdings information.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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Any suspected breach of this policy must be reported immediately to the CCO, or to the chief compliance officer of the Adviser who is to report it to the CCO.  The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

There can be no assurance that the Disclosure Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

MANAGEMENT OF THE FUND

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	31
Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	31	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President of U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with one portfolio).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A
Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Legal and Compliance Counsel (2011-2013), Heartland Advisors, Inc.

N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Role of the Board
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser and the Fund’s distributor, administrator, custodian, and transfer agent, each of which are discussed in greater detail in this SAI.  The Board approves all significant agreements with the distributor, administrator, custodian, and transfer agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who reports directly to the Board, who administers the Trust’s compliance program and who regularly reports to the Board as to compliance matters, including by undertaking an annual compliance review.  Some of these reports are provided as part of formal, in-person board meetings, which are held five times per year, and at such other times as the Board determines are necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and this oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  The Board is composed of three Independent Trustees – Dr. Michael D. Akers, Gary A. Drska and Jonas B. Siegel – and one Trustee who is an “interested person” of the Trust (the “Interested Trustee”) – Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser, its affiliates or any other investment adviser or service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), which acts as principal underwriter to the Fund and many of the Trust’s other underlying funds.  Mr. Neuberger also serves as President and Chief Operating Officer of U.S. Bancorp Fund Services, LLC, the Fund’s administrator (the “Administrator” or “USBFS”).  The Trust has not appointed a lead Independent Trustee.

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In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept composed of many elements (such as investment risk, issuer and counterparty risk, compliance risk, operational risks and business continuity risks), the oversight of different types of risks is handled in different ways.  For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks, as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

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Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as a Trustee of the Trust since 2001.  Dr. Akers has also served as an independent trustee of USA Mutuals, an open-end investment company, since 2001.  Dr. Akers has been a Professor of the Department of Accounting at Marquette University since 2004, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as a Trustee of the Trust since 2001.  Mr. Drska has also served as an independent trustee of USA Mutuals since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since 2001.  Mr. Neuberger has also served as a trustee of USA Mutuals since 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as President of the Administrator, a multi-line service provider to mutual funds, since 2017, and as Chief Operating Officer of the Administrator since 2016.  Mr. Neuberger previously served as Executive Vice President of the Administrator from 1994 to 2017.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Jonas B. Siegel, CPA.  Mr. Siegel has served as a Trustee of the Trust since 2009.  Mr. Siegel previously served as an Independent Manager of the Ramius IDF fund complex from 2010-2015, which was composed of two closed-end investment companies.  Mr. Siegel previously served as an independent trustee of Gottex Trust, an open-end investment company, from 2010-2016.  Mr. Siegel previously served as a trustee of the Gottex Multi-Asset Endowment fund complex from 2010 to 2015, and as a trustee of the Gottex Multi-Alternatives fund complex from 2010 to 2015, each of which is composed of three closed-end investment companies.  He also served as the Managing Director, CAO and CCO of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and CCO of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, CAO and CCO of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of December 31, 2016, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of December 31, 2016, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially or of record, in the Adviser, the Distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.

Board Committees
Audit Committee.  The Trust has an Audit Committee, which is composed of the independent members of the Board of Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence.  Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.  The Audit Committee met twice with respect to the Fund during its last fiscal year.

Nominating Committee.  The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

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The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  The Nominating Committee met once during the Fund’s past fiscal year.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima and Mr. Cullen Small, who each serve as an officer of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.  The Valuation Committee did not meet with respect to the Fund during its past fiscal year.

Trustee Compensation
The Independent Trustees receive a retainer fee of $50,000 per year, $3,750 for each in-person Board meeting attended(1) and $1,000 per Board meeting attended via telephone from the Trust for all funds contained in the Trust, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.  Members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended.  The chairman of the Audit Committee receives an annual retainer of $2,500.  Interested Trustees do not receive any compensation for their service as Trustee.  For the fiscal year ended May 31, 2017, the Trustees received the following compensation from the Fund:

Name of Person/Position	Aggregate Compensation From the Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust(3) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(4)(5)	$2,133	None	None	$78,500
Gary A. Drska, Independent Trustee(4)	$2,062	None	None	$76,000
Jonas B. Siegel, Independent Trustee(4)	$2,062	None	None	$73,500
Joseph C. Neuberger, Interested Trustee	None	None	None	None
(1)	Prior to January 1, 2017, the Independent Trustees received $2,500 per in-person Board meeting attended.
(2)	Trustees’ fees and expenses are allocated among the Fund and any other series comprising the Trust.
(3)	There are currently thirty other portfolios comprising the Trust.
(4)	Audit Committee member.
(5)	Audit Committee chairman.

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Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.  As of August 31, 2017, no person was a control person of the Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of the Fund.  As of August 31, 2017, the following shareholders were considered to be a principal shareholder of the Fund:

Class J Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	31.54%	Record
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	TD Ameritrade Clearing, Inc.	NE	31.45%	Record
National Financial Services, LLC For the Exclusive Benefit of Customers Attn: Mutual Funds Dept. 499 West Washington Boulevard, 5th Floor Jersey City, NJ 07310-2010	N/A	N/A	22.87%	Record

Class I Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Pershing Group LLC	DE	91.77%	Record
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	6.70%	Record

Investment Adviser
Jensen Investment Management, Inc., the investment adviser to the Fund, is currently operating under an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser is responsible for the overall management of the Fund.  The Adviser reviews the portfolio of securities and investments in the Fund, and advises and assists the Fund in the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of the Fund.  The Adviser is also responsible for placing orders for the purchase and sale of the Fund’s investments directly with the issuers or with brokers or dealers selected by the Adviser.  See the section entitled “Brokerage Allocation and Other Portfolio Transactions” in this SAI.  Additional information about the services provided by the Adviser to the Fund is described under the section entitled “Management of the Fund” in the Fund’s Prospectus.

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The table below sets forth the management fees accrued by the Fund under the Advisory Agreement, the amount of the management fees and Fund operating expenses waived or reimbursed by the Adviser and the total management fees paid by the Fund to the Adviser under the Advisory Agreement:

Fiscal Year Ended	Management Fee(1)	Management Fees Waived/Fund Expenses Reimbursed	Management Fee After Waiver/Expense Reimbursement
May 31, 2017	$235,631	($115,647)	$119,984
May 31, 2016	$221,709	($111,519)	$110,190
May 31, 2015	$232,952	($115,780)	$117,172
(1)	Prior to September 30, 2017, the Adviser received an annual management fee of 0.75% of the Fund’s average daily net assets.

Management of the Investment Adviser

Robert D. McIver, Robert F. Zagunis, Eric H. Schoenstein, Brian S. Ferrie, Thomas R. Smith, Allen T. Bond and Gabriel L. Goddard are officers and directors of the Adviser.  Mr. Zagunis, Chairman and a Managing Director of the Adviser and member of its investment committee, beneficially owns more than 25% of the outstanding stock of the Adviser.  Accordingly, Mr. Zagunis is presumed to be a control person of the Adviser.  Mr. Zagunis also owns more than 5% of the outstanding shares of the Fund and therefore is an affiliated person of the Fund.

As compensation for its services under the Advisory Agreement, the Adviser receives a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund.  However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has agreed to waive management fees payable to it by the Fund and/or to reimburse Fund operating expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest expenses on short positions, expenses incurred in connection with any merger or reorganization, brokerage commissions, and extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses” table of the Prospectus.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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The Advisory Agreement shall continue in effect from year-to-year, so long as such continuance is approved annually by either (1) the Board of Trustees; or (2) a vote of the majority of the outstanding voting shares of the Fund.

The Advisory Agreement is terminable without penalty: on not less than 60 days’ written notice by the Board of Trustees; by vote of the majority of the outstanding voting shares of the Fund; or upon not less than 60 days’ written notice to the Fund by the Adviser.  The Advisory Agreement terminates automatically upon assignment as defined under the 1940 Act.

As used in this SAI and in the Prospectus, when referring to approval of the Advisory Agreement to be obtained from shareholders of the Fund, the term “majority” means the vote, at any meeting of the shareholders, of the lesser of:

(1)	67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

(2)	More than 50% of the Fund’s outstanding shares.

The Adviser also serves as the investment adviser to the Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund, an open-end mutual fund.

Portfolio Managers

The Fund is managed by an investment team consisting of Eric H. Schoenstein, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar.  In addition to the Fund, the portfolio managers are member of an investment team that manages accounts for another registered, open-end investment company, private clients and institutional investors, including pension plans, foundations and endowments (“other accounts”), as set forth below as of May 31, 2017.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Jensen Investment Team
Other Registered Investment Companies	1	$6,124	0	$0
Other Pooled Investment Vehicles	2	$418	0	$0
Other Accounts	109	$676	0	$0

Eric H. Schoenstein
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Kurt M. Havnaer
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Allen T. Bond
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Kevin J. Walkush
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam D. Calamar
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As members of the other investment team, the Fund’s portfolio managers manage other accounts that generally have certain of the same principal investment strategies as the Fund.  Because the Adviser employs a similar investment approach in managing the Fund and the other accounts, conflicts of interest may arise.  As a result, the Adviser has adopted trade allocation procedures that, among other things, ensure that the trades are allocated fairly and equitably to the other accounts and the Fund consistent with the Adviser’s fiduciary duty to each client.

In determining a fair allocation, the Adviser evaluates a number of factors, including among others, the size of the transaction, transaction costs and the relative size of a client’s account.  Because the majority of the equity securities purchased by the Adviser for its clients have significant liquidity and above average daily trading volume, market impact is often not a significant concern.  However, when the same investment decision is made for more than one client account, which may include the Fund, all client orders given to each broker are generally combined for execution as a “block” trade.  Execution prices for block trades are averaged and each participating account receives that average price.  Partially filled orders are allocated pro rata each day in proportion to each account’s order size.

Conflicts of interest may also arise when portfolio managers trade securities for their own accounts that the Adviser recommends to the Fund and other accounts.  These trades are subject to the Adviser’s Code of Ethics and Standards of Conduct (the “Code of Ethics”), which is designed to identify and limit conflicts of interest and help portfolio managers and other covered persons comply with applicable laws in the conduct of the Adviser’s business.  The Code of Ethics requires all portfolio managers to place the interests of the Adviser’s clients ahead of their own interests and the interests of the Adviser, that they not take inappropriate advantage of their position with the Adviser and that they conduct their personal securities transactions in a manner that is not inconsistent with the interests of the Adviser’s clients.  The Code of Ethics includes restrictions and prohibitions on personal trading and various reporting obligations regarding the portfolio manager’s personal securities transactions and holdings.

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The Adviser has not identified any other material conflicts between the Fund and other accounts managed by the portfolio managers.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  Portfolio managers may give advice, exercise investment responsibility or take other actions that differ among clients.  While portfolio managers treat all clients on a fair and equitable basis relative to each other, each account has differing tax considerations, account sizes, policies and investment restrictions.  Clients may not participate in all investments or they may participate in different degrees or at different times as other clients.  As a result, unequal time and attention may be devoted to the Fund and other accounts.  In addition, the various management fees charged to the other accounts differ and, depending upon the size of the account, may be higher than the management fee charged to the Fund.  This could create an apparent conflict of interest where a portfolio manager may appear to have favored an account with a higher management fee solely because the account has outperformed the Fund.  However, this apparent conflict is mitigated by the fact that portfolio managers do not directly receive any separate compensation based on management fees generated or performance-based fees.

The investment team’s compensation is paid by the Fund’s Adviser.  The investment team’s compensation consists primarily of a fixed salary and a bonus.  Each investment team member’s salary is reviewed annually and is based upon consideration of various factors, including, but not limited to, merit, cost of living increases, and employment market competition and the individual member’s job performance.  Discretionary bonuses are paid to all employees of the Adviser.  After considering its profitability each year, the Adviser determines a percentage for its use in calculating bonuses which is uniformly applied to each employee’s annual salary.  In addition, the investment team, along with all eligible employees of the Adviser, participates in the Adviser’s discretionary annual profit sharing plan.  At each year end, contributions to the plan are calculated as a percentage of each eligible employee’s annual salary plus bonus.  This percentage is decided upon after considering the Adviser’s profitability each year and is also applied uniformly to each such employee.  None of the investment team member’s compensation is related to the performance of the Fund or the amount of the Fund’s assets.

Each member of the investment team is a shareholder of the Adviser.  As a result, each investment team member also receives his proportionate share of any net profits earned by the Adviser.

As of May 31, 2017, the Portfolio Managers beneficially owned securities in the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Allen T. Bond	$100,001-$500,000
Adam D. Calamar	$100,001-$500,000
Kurt M. Havnaer	$10,001-$50,000
Eric H. Schoenstein	$100,001-$500,000
Kevin J. Walkush	$100,001-$500,000
(1)	The dollar range shown above includes Fund shares beneficially owned by the investment team member’s account in the Adviser’s Profit Sharing Plan.

Service Providers

Pursuant to an administration agreement between the Trust and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, the Administrator acts as the Fund’s administrator.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets.

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For the fiscal years indicated below, the Fund paid the following in fund administration and fund accounting fees to the Administrator:

Administration and Accounting Fees Paid During Fiscal Years Ended May 31,
2017	2016	2015
$71,441	$65,589	$67,660

USBFS also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Custodian

U.S. Bank N.A., an affiliate of USBFS (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Fund.

DISTRIBUTION AND SERVICING OF FUND SHARES

Distributor

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin, 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  U.S. Bank, N.A., USBFS and the Distributor are affiliated entities.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act).  The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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During each of the fiscal years ended May 31, 2015, 2016 and 2017, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Fund.  The Distributor retained a portion of the 12b-1 fees, as described below.

Distribution and Shareholder Servicing Plan – Class J Shares

As noted in the Fund’s Prospectus, the Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b‑1 promulgated by the SEC pursuant to the 1940 Act (the “12b‑1 Plan”) for the Fund’s Class J shares.  Under the 12b-1 Plan, Class J shares pay the Distributor or other qualified recipients an amount from Fund assets at a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class J shares.

If the Distributor or other qualified recipient is due more monies for its services rendered than are payable annually under the 12b-1 Plan, any unpaid amount is carried forward from period to period (not to exceed three years) while the 12b-1 Plan is in effect until such time as it is paid.  There were no unreimbursed expenses incurred under the 12b-1 plan during the Fund’s last fiscal year ended May 31, 2017.

The 12b‑1 Plan is a “compensation” plan (i.e. the distribution fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Class J shares of the Fund) that provides for payment by the class to the Distributor and other qualified recipients (e.g., securities dealers, financial institutions and other industry professionals, collectively, “financial intermediaries”) for the services they provide that are principally related to the sale and promotion of Class J shares or to provide certain shareholder services, including services provided by broker-dealers that maintain individual shareholder account records for, and provide shareholder servicing to, their customers who invest in the Fund through a single “omnibus” account.

Activities covered by the 12b‑1 Plan include:

•	Advertising and marketing of Class J shares;
•	Preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators;
•	Implementing and operating the 12b‑1 Plan; and
•	Providing shareholder services and maintenance of shareholder accounts by qualified recipients.

The 12b-1 Plan must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b‑1 Plan, cast in person at a meeting called for that purpose.  It is also required that the Independent Trustees select and nominate other Independent Trustees.

The 12b-1 Plan and any related agreements may not be amended to increase the amount spent for distribution expenses without the approval of those shareholders holding a majority of the Fund’s outstanding shares.  All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Trustees, at least quarterly, on the amounts and purpose of any payment made under the 12b-1 Plan.  The Distributor is also required to provide the Board of Trustees with other information as requested so as to enable the Board of Trustees to make an informed decision on whether to continue the 12b-1 Plan from year to year.

With the exception of the Adviser and the Distributor, no “interested person” of the Fund, as defined in the 1940 Act, and no Independent Trustee of the Fund has or had a direct or indirect financial interest in the 12b-1 Plan or any related agreement.

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Payments made by the Fund to financial intermediaries (including those that sponsor mutual fund supermarket programs) are based primarily on the dollar amount of assets invested in Class J shares through the financial intermediaries.  Financial intermediaries may pay a portion of the payments received from the Fund to their investment professionals and to other financial intermediaries for which they provide clearing services.  In addition, Class J shares may, from time to time, make payments under the 12b-1 Plan to defray expenses incurred by financial intermediaries for the marketing support they provide for the Fund, such as conducting training and educational meetings regarding various aspects of the Fund for their investment professionals, hosting client seminars where the Fund is discussed, and providing exhibition space to Adviser sales and marketing personnel at industry trade shows and conferences sponsored by the financial intermediaries.  Any payments made by the Fund to the Adviser are to reimburse the Adviser for the costs it incurs in providing distribution and shareholder servicing and related activities to the Fund, including compensation and travel expense for sales and marketing personnel of the Adviser, preparation of marketing materials and payments made to media relations and marketing consulting firms.

To the extent payments made under the 12b-1 Plan to financial intermediaries exceed the 12b-1 fees available from Class J shares and any sub-transfer agency fees paid by Class J shares, the excess is paid by the Adviser from its own resources.  These payments may be substantial to the Adviser and include a portion of its profits from the advisory fee it receives from the Fund.  For the fiscal year ended May 31, 2017, the Adviser’s payments to financial intermediaries in excess of the 12b-1 and sub-transfer agency fees paid by the Fund were made primarily to the following broker-dealers that sponsor mutual fund supermarket programs (see discussion below) and other financial intermediaries that provide retirement plan services, and whose customers have invested in the Fund: Charles Schwab & Co., Fidelity Brokerage Services, Inc., Pershing LLC, TD Ameritrade, Vanguard Brokerage Services, Great West Financial Services and MSCS Financial Services.  Investors should consult their financial intermediary regarding the details of the payments such intermediary receives in connection with the sale or servicing of Fund shares.

For the fiscal year ended May 31, 2017, the Fund paid the following 12b-1 Plan fees:

Actual Rule 12b-1 Expenditures Incurred by the Fund During the Fiscal Year Ended May 31, 2017
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$82
Payment to Distributor	$2,205
Payment to dealers	$5,880
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$8,167

Fund Supermarkets

Class J shares participate in various “fund supermarket” programs in which a mutual fund supermarket sponsor (generally a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. The Fund pays the fund supermarket sponsor a negotiated fee for distributing Class J shares and for maintaining shareholder account records and providing shareholder services to the sponsor’s customers holding shares of the Fund.  If the fund supermarket sponsor’s fees exceed the 12b-1 fees available from Class J shares and any sub-transfer agency fees paid by these shares, the Adviser pays the excess from its own resources.

Sub-Transfer Agency Fees – Class J Shares

Class J shares may make payments to certain financial intermediaries who have chosen to maintain an “omnibus account” with the Fund, which is a single account in the Fund that contains the combined investment in Class J shares for all of a financial intermediary’s customers.  In turn, these financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund through these omnibus accounts.  If made, these payments by the Fund, commonly known as sub-transfer agency fees, to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to its transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.  The sub-transfer agency fees paid to these financial intermediaries are reviewed and approved annually by the Board of Trustees and are determined based on the fees and expenses paid by the Fund to its transfer agent during the previous year for the services it provided to the Fund’s direct shareholders.

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Shareholder Servicing Plan – Class I Shares

The Trust, on behalf of Class I shares, has adopted a Shareholder Servicing Plan to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of Class I shares’ average daily net assets.  Class I shares are responsible for paying a portion of shareholder servicing fees to various shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Class I shareholders.  Class I shares paid $5,628 in shareholder servicing fees during the fiscal year ended May 31, 2017.

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted the Code of Ethics, a written code of ethics under Rule 17j-1 of the 1940 Act.  Subject to the provisions of the Code of Ethics, directors, officers and employees of the Adviser and the Distributor (“Covered Persons”) are permitted to purchase and sell for their own accounts the same securities the Adviser recommends to the Fund.  The Code of Ethics is designed to identify and limit conflicts of interest and help Covered Persons comply with applicable laws in the conduct of the Adviser’s business.  The Code of Ethics requires all Covered Persons to place the interests of the Adviser’s clients ahead of their own interests and the interests of the Adviser, not take inappropriate advantage of their position with the Adviser and conduct their personal securities transactions in a manner that is not inconsistent with the interests of the Adviser’s clients.  For Covered Persons deemed to have access to nonpublic trading and holdings information for the Adviser’s clients, the Code of Ethics sets forth procedures, limitations and prohibitions that govern their personal securities transactions in accounts held in their name as well as accounts in which they have indirect ownership.

Covered Persons are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics.  Requests to trade will not be approved when the proposed personal transaction would be contrary to the provisions of the Code of Ethics, including instances where the Adviser has purchased or sold the security (or has a pending trade order for the security) for a client account that day or within the previous seven days (the “Blackout Period”).  The pre-clearance requirement and Blackout Period do not apply to de minimis personal securities transactions effected by Covered Persons in securities of relatively large capitalization companies, as defined in the Code of Ethics.  The Code of Ethics includes other restrictions and prohibitions on personal trading, such as a ban on short-term trading (i.e., generally securities cannot be purchased and sold within 60 days at a profit and for Fund shares this prohibition is extended to 90 days) and short sales of any security held in a client account, and restrictions on the purchase of securities in an IPO or private placement.  The prohibitions of the Code of Ethics do not apply to certain exempt securities, such as mutual funds (excluding the Fund) and certain short-term debt securities.

In addition to the limitations and prohibitions described above, the Code of Ethics subjects Covered Persons to various reporting obligations regarding their personal securities transactions and holdings. The Code of Ethics is administered by the Adviser, which reviews all reportable transactions for compliance.  Violations of the Code of Ethics are reviewed by Adviser management and may subject such Covered Persons to sanctions as deemed appropriate under the circumstances.

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The Code of Ethics also contains policies on insider trading that include procedures designed to prevent trading or communications by Covered Persons that might constitute the misuse of material, nonpublic information.

The Code of Ethics for the Fund, the Adviser and the Distributor is available by accessing the SEC’s website at www.sec.gov.

Proxy Voting Guidelines

The Adviser provides a voice on behalf of shareholders of the Fund.  The Adviser views the proxy voting process as an integral part of the relationship with the Fund.  The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees.  The Fund’s proxy voting policies are summarized below.

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Fund on a timely basis.  Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy.  The Adviser generally supports policies, plans and structures that give quality management teams enough flexibility to run the business in order to maximize value for owners.  Conversely, the Adviser generally opposes proposals that it believes may restrict the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders.  Therefore, in the event a potential material conflict of interest arises between the Adviser and the Fund, the Adviser will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;

2.	Disclose the conflict to the Independent Trustees of the Trust and obtain their direction on how to vote the proxy; or

3.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

More Information

The Fund’s voting records relating to its portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures, and the voting records described in the previous sentence, are also available without charge, upon request by calling the Fund at 1-800-992-4144.  These materials will be sent within three business days of receipt of a request.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Ms. Elizabeth B. Scalf has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

BROKERAGE ALLOCATION AND OTHER PORTFOLIO TRANSACTIONS

General Considerations

The Adviser is responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. The Adviser’s objective in selecting broker/dealers and in effecting portfolio transactions is to seek the best combination of price and execution with respect to the Fund’s portfolio transactions.  The best net price, giving consideration to brokerage commissions, spreads and other costs, is an important factor in this decision, but a number of other factors are also considered.  These factors may include, but are not limited to: (1) the Adviser’s knowledge of negotiated commission rates and spreads currently available; (2) the nature of the security to be traded; (3) the size and type of transaction; (4) the nature and character of the markets for the security to be purchased or sold; (5) the desired timing of the trade; (6) the activity existing and expected in the market for the particular security; (7) confidentiality and anonymity; (8) execution; (9) clearance and settlement capabilities as well as the broker/dealer’s reputation and perceived financial soundness: (10) the Adviser’s knowledge of broker/dealer operational problems; (11) the broker/dealer’s execution services rendered on a continuing basis and in other transactions; and (12) the reasonableness of spreads or commissions.  With respect to fixed income transactions, the Adviser may compare broker or dealer bids or offers on the basis of best price net to client.

The Adviser has no pre-existing obligations to deal with any broker or group of brokers regarding the execution of the Fund’s portfolio transactions.  The Adviser currently uses several brokers to execute the Fund’s equity securities transactions, all of which have agreed to execute Fund equity securities trades at discounted commission rates the Adviser believes are favorable to the Fund and its shareholders.  To the knowledge of the Fund’s management, no director or officer of the Fund has a direct or indirect material interest in any broker that executes the Fund’s portfolio transactions.  The Fund paid the following amount in total brokerage commissions during the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Years Ended May 31,
2017	2016	2015
$4,018	$9,664	$12,819

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The Fund did not acquire securities of its “regular brokers or dealers” or its parents during the fiscal year ended 2017.  The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  No such transactions were made during the fiscal year ended May 31, 2017.

The Adviser does not enter into “soft-dollar” arrangements to obtain research, meaning that it does not use the Fund’s commissions to pay for and receive investment research from any of its brokers.  In some cases, brokers will provide the Adviser with services intended to help it manage and further develop its business enterprise, including publications on information technology, regulatory compliance and marketing.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser.  However, because of the similar investment approach employed by the Adviser, securities of the same issuer may be purchased, held or sold by the Fund and other accounts.  As a result, the Adviser has adopted trade allocation procedures that, among other things, seek to allocate trades fairly and equitably to all accounts, including the Fund, consistent with Adviser’s fiduciary duty to each client.  In determining a fair allocation, the Adviser evaluates a number of factors, including among others, the size of the transaction, transaction costs and the relative size of a client’s account.

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When the same investment decision is made for more than one client account, which may include the Fund, purchase or sale orders for a security are not required to be combined for execution as a “block” trade unless the Adviser believes that one or more such orders has the potential to impact the market.  Because the majority of the equity securities purchased by the Adviser for its clients have significant liquidity and above average daily trading volume, market impact is often not a significant concern.  However, the potential for market impact may exist when: (i) the investment team decides to liquidate or significantly reduce a security position held in all or substantially all of its clients’ accounts; (ii) the investment team makes the decision to purchase a new security in all or substantially all of its clients’ accounts; or (iii) sizeable orders for the same security for multiple accounts are submitted by one or more portfolio managers and reach the trading desk at approximately the same time.

In these circumstances, the Adviser will generally combine all client orders given to each broker for execution as a “bunched” or block trade.  When multiple block trades are placed with multiple brokers, the sequence in which brokers are contacted and given the block trade orders is randomly determined using computer software.

Additionally, the Adviser generally attempts to combine orders even if market impact is not a significant concern.  However, where the Adviser does not block trades (as set forth above), it will work trades in the order received from portfolio managers.  If similar orders for different accounts are received after the first initial order, traders may begin aggregating the remaining orders if all accounts would be treated in a fair and equitable manner.

Execution prices for each block trade are averaged and each account participating in the block trade receives that average price.  Partially filled orders for each block trade are allocated pro rata each day in proportion to each participating account’s order size.

Although the Adviser believes that ultimately the ability to participate in block trades will be beneficial to the Fund, in some cases this procedure may adversely affect the price paid or received or the size of the position purchased or sold by the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information concerning the purchase and redemption of the Fund’s shares is set forth in the sections “Shareholder Service Information - How to Purchase Fund Shares” and “Shareholder Service Information - How to Redeem Fund Shares” in the Fund’s Prospectus.

Purchases and Redemptions

Shares are directly sold by the Fund on a continuous basis.  Shares may also be purchased or sold through certain broker‑dealers, financial institutions or other service providers, as described in the Fund’s Prospectus.  The Fund does not charge any sales load or commission in connection with the purchase of shares.

Although the Fund and Adviser have established a minimum investment amount of $2,500 for Class J shares and $250,000 for Class I shares, the Fund, in its sole discretion, may approve smaller amounts for certain investors.

The Fund reserves the right to suspend or postpone redemptions during any period when:

(1)	Trading on the New York Stock Exchange (the “NYSE”) is closed for other than customary weekend and holiday closing, or restricted as determined by the SEC;

(2)	The SEC has by order permitted the Fund to suspend redemptions; or

(3)	An emergency exists, as determined by the SEC, which makes the disposal of the Fund’s portfolio securities or a determination of the net asset value of the Fund’s shares not reasonably practicable.

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The Fund may institute a policy that requires the automatic redemption of Fund shares if a shareholder’s account balance drops below a certain amount as a result of redemptions by the shareholder.  If an automatic redemption policy is adopted, the Fund may not cause a redemption to occur if the decrease in a shareholder’s account balance was caused by any reason other than a shareholder’s redemption of Fund shares.  As of the date of this SAI, the Fund has not adopted a policy imposing the automatic redemption of a shareholder’s account if it falls below a certain amount.  Authorization for adopting and implementing such a policy rests with the Board of Trustees.  The Board of Trustees will enact an automatic redemption policy if it determines that it is in the best interests of the Fund and its shareholders.

None of the Fund, the Adviser or the transfer agent will be liable for any loss or expense of effecting redemptions upon instructions believed by them to be genuine and in accordance with the procedures described in the Fund’s Prospectus.

Conversion Privileges

Shareholders of Class J shares have the privilege of converting their shares to Class I shares, provided that immediately after the conversion, the Class J shareholder meets the then applicable eligibility requirements for Class I shares.  A share conversion from one class of shares of the Fund to a different class of the same Fund will not result in a realization of a capital gain or loss for federal income tax purposes.

Pricing of Fund Shares

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.  If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day.  If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.
An example of how the shares of the Fund calculated their total offering price per share as of May 31, 2017 follows:

Class J Shares

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$2,598,071	=	$12.14
213,942

Class I Shares

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$30,549,936	=	$12.08
2,528,376

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Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

All equity securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), are valued at the last sale price at the close of that exchange.  All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the over-the-counter (“OTC”) market.  If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service.  In the event that market quotations on composite market pricing are not readily available, fair value will be determined in accordance with the Trust’s fair value guidelines.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved pricing service.  Pricing services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a pricing service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Any discount or premium is accreted or amortized using the “constant yield” 2 method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Redemption In-Kind

The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the applicable share class of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the share class of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.  In addition, sales of in-kind securities may generate taxable gains.

TAXATION OF THE FUND

Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

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Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions.  Generally, shareholders of the Fund will be subject to federal income tax with respect to distributions from the Fund.  As a RIC, the Fund will generally not be subject to federal income or excise taxes on amounts distributed, if the Fund annually distributes substantially all of its investment company taxable income and net capital gain to shareholders and satisfies the source of income and diversification of assets requirements described below.

Tax Status of the Fund

To qualify as a RIC for any taxable year, the Fund must, among other things:  (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gain from the sale or other disposition of stock or securities, net income from qualified publicly traded partnerships, and certain other types of income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities (provided that for purposes of this 50% test, the Fund may not count securities of any issuer, which is neither a RIC or government, if the value of such issuer’s securities exceeds 5% of the value of the Fund’s total assets or the Fund holds an amount of such issuer’s securities in excess of 10% of the outstanding voting securities of such issuer), provided that for purposes of this test, no security of any one issuer may constitute more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses.  To the extent that the Fund does not distribute all of its investment company taxable income, such undistributed income is generally taxable to the Fund at corporate income tax rates, currently as high as 35%.

The Fund may be liable for an excise tax if it fails to make sufficient distributions during the calendar year.  The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98.2% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year.  If the Fund’s actual distributions are less than the required distributions, a federal excise tax of 4% applies to the difference.

If the Fund retains any net capital gain (net long-term capital gain in excess of net short-term capital loss) and pays federal income tax on such excess (at corporate income tax rates, currently as high as 35%), it may elect to treat all or a portion of such net capital gain as having been distributed to shareholders.  If the Fund elects this treatment, shareholders that own shares on the last day of the Fund’s taxable year:

•	Will be taxed on such amounts deemed distributed as long-term capital gain;
•	May claim their proportionate share of the federal income tax paid by the Fund on such gain as a credit against their own federal income tax liabilities; and
•
Generally, will be entitled to increase the adjusted tax basis of their shares in the Fund by the difference between their pro rata shares of such gains and their allocable share of federal income taxes paid by the Fund.

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If the Fund were unable to continue to qualify as a RIC for any reason, it would be taxable as a Subchapter C corporation and would become liable for federal income tax on its net income and net capital gain (and, possibly, other taxes) for the taxable year or years in which it fails to qualify.  In such event, any distributions made by the Fund to the extent of its then-current and accumulated earnings and profits would be treated as qualified dividend income for federal income tax purposes (provided shareholders meet certain holding period requirements), which for non-corporate shareholders is currently taxed at the reduced rates applicable to long-term capital gains.  Shareholders would generally earn lower after-tax returns if the Fund is taxed as a Subchapter C corporation rather than as a RIC.

There can be no assurance that the requirements for treatment as a RIC will be met by the Fund in all possible circumstances.

Taxation of Fund Distributions

Distributions of investment company taxable income are taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, the portion of any distributions of investment company taxable income that are attributable to and reported as qualified dividend income may be taxable at long-term capital gain rates (currently taxed at a maximum federal income tax rate of 20%) if the shareholder meets certain holding period requirements.  All of the Fund’s distributions of investment company taxable income will be taxable as qualified dividend income if the qualified dividend income received by the Fund is equal to 95% or a greater percentage of the Fund’s gross income (exclusive of net capital gain) in any taxable year.  If applicable, the Fund will report to shareholders the portion of its distributions of investment company taxable income attributable to qualified dividend income.  In the case of corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may be eligible for the dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount as eligible for deduction, and the shareholder meets certain holding period requirements.  Distributions of the net capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held shares of the Fund.  During the year ended May 31, 2017, the Fund utilized short-term and long-term capital loss carryforwards of $981,819 and $794,863, respectively.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

Distributions will be taxable as described above, whether paid in additional Fund shares or in cash.  Each distribution will be accompanied by a brief explanation of the form and character of the distribution.  Shareholders will be notified annually as to the federal income tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the NAV of the shares received.

A distribution will be taxable to a shareholder even if the distribution reduces the NAV of the shares held below their cost basis (and is, in an economic sense, a return of the shareholder’s capital).  This is more likely when shares are purchased shortly before a distribution of net capital gain or investment company taxable income.

In addition to the federal income tax, individuals, trusts, and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder on the sale, exchange, or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Other Tax Considerations

The Fund must obtain from each shareholder a certification of the shareholder’s Social Security number or other taxpayer identification number and certain other information.  The Fund will not accept an investment to establish a new account that does not comply with this requirement.  If a shareholder fails to certify such number and other information, or upon receipt of certain notices from the Internal Revenue Service (“IRS”), the Fund may be required to withhold a percentage of any reportable distributions or redemption proceeds payable to the shareholder and to remit such sum to the IRS for credit toward the shareholder’s federal income taxes.  A shareholder’s failure to provide a correct Social Security number or other taxpayer identification number may subject the shareholder to a penalty of $50 imposed by the IRS.  In addition, that failure may subject the Fund to a separate penalty of $50.  This penalty will be charged against the shareholder’s account, which may then be closed.  Any such closure of the account may result in a capital gain or loss to the shareholder.

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If the Fund declares a distribution in October, November or December payable to shareholders of record and pays the distribution during January of the following year, the shareholders will be taxed as if they had received the distribution on December 31 of the year in which the distribution was declared.  Thus, a shareholder may be taxed on the distribution in a taxable year prior to the year of actual receipt.

Shareholders who sell, exchange, or redeem shares generally will have a capital gain or loss from the sale, exchange, or redemption.  The amount of the gain or loss and the applicable rate of tax will depend upon the amount paid for the shares, the amount received from the sale, exchange, or redemption (including in kind redemptions), and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, exchange, or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.  Any loss arising from the sale, exchange, or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after selling, exchanging, or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly-acquired shares to preserve the loss until a future sale, exchange, or redemption.

The Fund may invest in MLPs that will be treated for federal income tax purposes as “qualified publicly traded partnerships.”  The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a RIC.  However, if an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is otherwise not treated as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP.  Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

The MLPs in which the Fund intends to invest are expected to be taxed as partnerships for federal income tax purposes, and accordingly, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year.  If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2018 to (A) certain “foreign financial institutions” (each an “FFI”) unless such FFI agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless the FFI is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States and the FFI’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

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Additional Information

The foregoing summary and the summary of the federal income tax consequences of an investment in the Fund included in the Prospectus under “Distributions and Taxes” are necessarily general and abbreviated.  No attempt has been made to present a complete or detailed explanation of all tax matters.  The summary does not identify or address all statutory provisions that presently are scheduled to become inapplicable or “sunset” as of a future date, nor does it address any pending legislation that could affect the Fund in the future.  Furthermore, the provisions of the statutes and regulations on which these summaries are based are subject to prospective or retroactive change by legislative or administrative action.  State and local taxes are beyond the scope of this discussion.  Prospective investors in the Fund should consult their own tax advisers regarding federal, state or local tax matters.

COST BASIS REPORTING

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares.  This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies (“non-covered shares”).  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the loss/gain utilization method, which depletes shares with losses prior to shares with gains.   For lots that yield losses, short-term shares are sold, exchanged or redeemed prior to long-term shares.  For lots that yield gains, long-term shares are sold, exchanged or redeemed prior to short-term shares.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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GENERAL INFORMATION

Financial Statements

The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s 2017 Annual Report to Shareholders, are incorporated herein by reference.  Financial statements audited by the independent registered public accounting firm will be submitted to shareholders at least annually.

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